SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒    Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Under §240.14a-12

MICRON SOLUTIONS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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To the Stockholders of Micron Solutions, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Micron Solutions, Inc., on Thursday, May 23, 2019.  The Annual Meeting will begin at 10:00 a.m. local time at the DoubleTree by Hilton, 99 Erdman Way, Leominster, Massachusetts.

We are pleased to again be using the U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials over the Internet.  As a result, we are mailing our stockholders a Notice of Internet Availability ("Notice") instead of paper copies of our Proxy Statement and 2018 Annual Report on Form 10-K.  The Notice contains instructions on how to access these documents via the Internet.  The Notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2018 Annual Report on Form 10-K and a proxy card.  Stockholders who request paper copies of proxy materials will receive them by mail.  This process will conserve natural resources and reduce the costs of printing and distributing our proxy materials to our stockholders.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign a proxy card and return it as promptly as possible, whether or not you plan to attend in person.  If you are a stockholder of record and do attend the annual meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We appreciate your continued support of and interest in Micron Solutions, Inc.

We look forward to seeing you in Fitchburg, Massachusetts on May 23, 2019.

Very truly yours,

By: /s/ Jason R. Chambers

Jason R. Chambers

Chairman of the Board

April 12, 2019

MICRON SOLUTIONS, INC.

25 Sawyer Passway

Fitchburg, MA 01420

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held Thursday, May 23, 2019

TO THE STOCKHOLDERS OF MICRON SOLUTIONS, INC.:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of Micron Solutions, Inc., a Delaware corporation (the “Company”), will be held at the DoubleTree by Hilton, 99 Erdman Way, Leominster, Massachusetts, on Thursday, May 23, 2019, at 10:00 a.m., local time, for the following purposes, as described in our Proxy Statement:

1.	To re-elect two Class III directors to hold office for three years until the 2022 annual meeting and until their successors are duly elected and qualified.
2.	To approve the non-binding advisory vote on executive compensation ("say-on-pay").
3.	To approve the advisory vote on the frequency of the advisory vote on executive compensation (“say-on-pay” votes).
4.	To approve the adoption of the 2019 Equity Incentive Plan.
5.	To ratify the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.
6.

To consider and vote on a proposal to authorize the Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

7.	To transact any other business which may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders.  Only stockholders of record of the Company at the close of business on April 1, 2019 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  A complete list of these stockholders will be open for the examination of any stockholder during ordinary business hours at the Company's principal executive offices located at 25 Sawyer Passway, Fitchburg, Massachusetts for a period of ten days prior to the Annual Meeting.  The list will also be available for the examination of any stockholder present at the Annual Meeting.

If you are a holder of record and plan to attend the Annual Meeting in person, please bring photo identification. If your shares are held in the name of a broker, bank or other nominee, please bring with you photo identification and a letter from the broker or other nominee confirming your ownership as of the record date. If you wish to vote your shares at the meeting, the broker, bank or other nominee must provide you with a proxy or power of attorney.

Your vote is important.  Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings.  Please vote as soon as possible.  Also, the Company has elected to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you and other stockholders on the Internet.

By Order of the Board of Directors,
MICRON SOLUTIONS, INC.
/s/ Derek T. Welch
Derek T. Welch
Secretary

Fitchburg, Massachusetts

April 12, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 23, 2019, THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.CSTPROXY.COM/MICRONSOLUTIONSINC/2019.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you furnish me with this proxy statement?
Why are you making these materials available over the Internet rather than mailing them?
How can I have printed copies of the proxy materials mailed to me?
What proposals will be addressed at the Annual Meeting?
Who may vote on these proposals?
How many votes do I have?
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
How does the Board recommend that I vote?
What is the quorum requirement?
Why would the annual meeting be adjourned?
How do I vote by proxy?
How do I vote in person?
May I revoke my proxy?
What vote is required to approve each proposal?
How are votes counted?
Are there any dissenters’ rights of appraisal?
Who bears the cost of soliciting proxies?
Where are the Company’s principal executive offices?
How can I obtain additional information about the Company?

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

CORPORATE GOVERNANCE

REPORT OF THE AUDIT COMMITTEE

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AUDIT FEES SUMMARY

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1 - ELECTION OF DIRECTORS
PROPOSAL 2 - ADVISORY VOTE ON EXECUTIVE COMPENSATION PROPOSAL 3 - ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION PROPOSAL 4 –ADOPTION OF THE 2019 EQUITY INCENTIVE PLAN
PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 6 - AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

ADDITIONAL INFORMATION
APPENDIX I: Form of 2019 Equity Incentive Plan
APPENDIX II : Form of Proxy Card

MICRON SOLUTIONS, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held May 23, 2019

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU FURNISH ME WITH THIS PROXY STATEMENT?

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Micron Solutions, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of the Company’s stockholders to be held at the DoubleTree by Hilton, 99 Erdman Way, Leominster, Massachusetts, on Thursday, May 23, 2019 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply access your proxy card and vote on the Internet.

WHY ARE YOU MAKING THESE MATERIALS AVAILABLE OVER THE INTERNET RATHER THAN MAILING THEM?

Under the "Notice and Access Rule" that the Securities and Exchange Commission (the "SEC") has adopted, we are again this year furnishing proxy materials to our stockholders on the Internet rather than mailing printed copies of those materials to each stockholder.  This will help us conserve natural resources and it will save postage, printing and processing costs.  If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of our proxy materials unless you specifically request one.  Instead, the Notice of Internet Availability will instruct you on how to (1) access and review the Company's proxy materials on the Internet and (2) access your proxy card to vote on the Internet.  We anticipate that we will mail the Notice of Internet Availability to our stockholders on or about April 12, 2019.

The Proxy Materials are available at www.CSTPROXY.COM/MICRONSOLUTIONSINC/2019. Enter the 12-digit control number located on the Notice of Internet Availability, proxy card or voter instruction form.

HOW CAN I HAVE PRINTED COPIES OF THE PROXY MATERIALS MAILED TO ME?

Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability of Proxy Materials.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

The following proposals will be addressed at the Annual Meeting:

1.	The re-election of two Class III directors to serve for three years, as identified below;
2.	To approve the non-binding advisory vote on executive compensation ("say-on-pay");
3.	To approve the advisory vote on the frequency of the advisory vote on executive compensation (“say-on-pay” votes);
1.	To approve the adoption of the Company’s 2019 Equity Incentive Plan;
2.	The ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm;
3.	The authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes to approve the proposals; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Our Board of Directors has taken affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each proposal.

WHO MAY VOTE ON THESE PROPOSALS?

Stockholders who owned shares of the Company’s voting stock at the close of business on April 1, 2019 (the “Record Date”) are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.

On the Record Date, the Company had 2,872,208 shares of issued and outstanding common stock, par value $0.01 per share (“Common Stock”).

HOW MANY VOTES DO I HAVE?

Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Annual Meeting.  As the stockholder of record you have the right to direct the voting of your shares via the Internet, to return a proxy card to us or to vote in person at the Annual Meeting.  Whether or not you plan to attend the Annual Meeting, please vote via the Internet or complete, date and sign a proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name.” Your broker or nominee is considered the stockholder of record for purposes of voting at the Annual Meeting.   As the beneficial owner, you have the right to instruct your broker, bank, or nominee how to vote your shares by using any voting instruction card supplied by them or by following their instructions for voting by telephone, online, or in person.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that stockholders vote "FOR" each of the two Class III nominees for director, "FOR" the non-binding advisory proposal regarding the Company's executive compensation, “FOR” the option that the say-on-pay proposal be considered every two years, “FOR” the adoption of the 2019 Equity Incentive Plan, "FOR" the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm, and "FOR" the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

WHAT IS THE QUORUM REQUIREMENT?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the Annual Meeting or by proxy.  On the Record Date, there were 2,872,208 shares outstanding and entitled to vote.  Thus, 1,436,105 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.  If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

WHY WOULD THE ANNUAL MEETING BE ADJOURNED?

The Annual Meeting may be adjourned if a quorum is not present or to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy to approve the proposals.

For purposes of determining whether the stockholders have approved matters other than the election of directors, the advisory vote on executive compensation, and the frequency of the advisory vote on compensation, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

HOW DO I VOTE BY PROXY?

If you hold shares directly as the stockholder of record, you may direct how your shares are voted without attending the Annual Meeting. Such stockholders may deliver their proxies either:

1.	Electronically over the Internet as outlined in the Notice of Internet Availability; or
2.	By requesting, completing and submitting a properly signed paper proxy card as outlined in the Notice of Internet Availability; or
3.

If you are a beneficial owner of shares held in street name, you may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person as described elsewhere herein.  If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR each of the two Class III directors identified below;
2.	FOR the non-binding advisory proposal regarding the Company's executive compensation ("say-on-pay");
3.	FOR the option that the non-binding say-on-pay proposal be considered every two years ("say-on-pay" frequency vote);
1.	FOR the adoption of the 2019 Equity Incentive Plan;
2.	FOR the ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm; and
3.	FOR the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment.  At the time this proxy statement was finalized, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

HOW DO I VOTE IN PERSON?

If you are a stockholder of record (i.e., you own the shares directly in your name) and plan to attend the Annual Meeting, you may attend and vote in person on May 23, 2019, or at a later date if the meeting is adjourned or postponed to a later date, as long as you present valid proof of identification at the meeting. We will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, in addition to identification, you must bring proof of beneficial ownership in order to attend the meeting, which generally can be obtained from the record holder. In that event, you must also obtain a proxy or a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares at the meeting.

MAY I REVOKE MY PROXY?

If you give a proxy, you may revoke it at any time before it is exercised.  You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date;
2.

You may notify the Company in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy; or

3.	You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1:  Election of Directors.

The election of directors shall be determined by a plurality of the votes cast by the stockholders. Therefore, a nominee who receives a plurality means he has received the highest number of votes “for” his election than any other nominee for the same director's seat will be elected.

Proposal 2: Non-binding Advisory Vote on Executive Compensation.

The approval of Proposal 2, the advisory vote on executive compensation, requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Proposal 3: Advisory Vote on Frequency of the Advisory Vote on Executive Compensation.

With respect to Proposal 3, the advisory vote on the frequency of the advisory vote on executive compensation, stockholders may vote to conduct a say on pay proposal every one year, every two years or every three years, or may abstain from voting.  Proposal 3 will be decided by a plurality of the votes cast.

Proposal 4:  Approval of the adoption of the 2019 Equity Incentive Plan.

The approval of Proposal 4, the adoption of the 2019 Equity Incentive Plan, requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Proposal 5: Ratification of independent registered public accounting firm.

The approval of Proposal 5, the ratification of the appointment of our independent registered public accounting firm, requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Proposal 6:  Adjournment of the Annual Meeting.

The approval of Proposal 6, the adjournment of the Annual Meeting, requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

HOW ARE VOTES COUNTED?

Proposal 1:  You may either vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for the Board of Directors. Shares present at the meeting or represented by proxy where the shareholder properly withholds authority to vote for such nominee and broker non-votes will not be counted toward such nominee's achievement of a plurality.

Proposal 2:  You may vote “FOR,” “AGAINST” or “ABSTAIN” on the non-binding, advisory vote on the compensation of our named executive officers. If you abstain from voting on the non-binding, advisory vote on the compensation of our named executive officers, your vote will have the same effect as a vote against the proposal.  Broker non-votes will have no effect on the vote for this proposal.

Proposal 3: You may vote for “ONE YEAR”, “TWO YEARS,” “THREE YEARS” OR “ABSTAIN” on the non-binding, advisory vote on the frequency of the advisory vote on compensation for our named executive officers.  Abstentions and broker non-votes will have no effect on the vote for this proposal.

Proposal 4:  You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve the adoption of the 2019 Equity Incentive Plan. If you abstain from voting on the proposal to approve the adoption of the 2019 Equity Incentive Plan, your vote will have the effect of a vote against the proposal.  Broker non-votes will have no effect on the vote for this proposal.

Proposal 5:  You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of Wolf & Company, P.C. If you abstain from voting on the proposal to ratify Wolf & Company, P.C., your vote will have the same effect as a vote against the proposal.  Brokers, bankers and other nominees have discretionary voting power on this routine matter and, accordingly, broker non-votes will have no effect on the vote for this proposal.

Proposal 6:  You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to authorize adjournment of the Annual Meeting.  If you abstain from voting on the proposal to authorize adjournment of the Annual Meeting, your vote will have the effect of a vote against the proposal.  Broker non-votes will have no effect on the vote for this proposal.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, the Company’s Certificate of Incorporation or the By-laws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

WHERE ARE THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES?

The Company’s principal executive offices are located at 25 Sawyer Passway, Fitchburg, Massachusetts and the Company's telephone number is (978) 345-5000.

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018,  has been made available on the Internet to all stockholders entitled to vote at the Annual Meeting and who received the Notice of Internet Availability.  It is also posted on the Company’s corporate website at www.micronsolutionsinc.com. Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate fee.  All written requests should be directed to Micron Solutions, Inc., Attn: Secretary of the Company, 25 Sawyer Passway, Fitchburg, Massachusetts 01420.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which requires that the Company file reports, proxy statements and other information with the SEC.  The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC's website address is http://www.sec.gov.   You may obtain information about the operation of the public reference room by calling the SEC at 1-202-551-8090.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Owners of at Least Five Percent of our Common Stock

The following table shows, to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)		Percent of Class(1)
REF Securities & Co.	332,227	(2)	11.6%
Rodd Friedman
12 South Main Street, Suite 203
Norwalk, CT 06854
Chambers Medical Foundation	296,268	(3)	10.3%
Edwin K. Hunter, Trustee
1807 Lake Street
Lake Charles, LA 70601
Andrei Soran	183,924	(4)	6.4%
MLPF&S Cust FPO Andrei Soran IRA FBO Andrei Soran
The Andrei Soran Trust, Andrei Soran Trustee, Ilana Soran, Trustee, 11/15/2013
27 Lothrop Street
Newton, MA 02460
Jason R. Chambers	166,854	(5)	5.8%
1266 West Paces Ferry RD, NW
Suite 461
Atlanta, GA 30327

(1)

Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options and warrants to purchase common stock that are held by that person, and which are exercisable within 60 days, have been exercised.

(2)

Rodd E. Friedman, the managing partner and majority owner of REF Securities, has sole voting and dispositive power over 332,227 shares of common stock including the 296,986 held in the name of REF Securities.

(3)

Based on information included in a Schedule 13D/A filed with the SEC on September 21, 2011, by the Chambers Medical Foundation (“Foundation”), such Trustee has sole voting and dispositive power with respect to 276,268 shares of common stock.  In addition, in October 2014, the Foundation exercised warrants to purchase 20,000 shares of the Company’s common stock held by it.

(4)

Of the 183,924 shares,  68,100 shares are held by MLPFS Cust FBO Andrei Soran IRA, a self-directed IRA and 115,824 shares are held in The Andrei Soran Trust, Andrei Soran Trustee, Ilana Soran, Trustee, November 15, 2013.  Mr. Soran holds sole voting and dispositive powers to all 183,924 shares.

(5)

Based on information in a Form 4/A filed on March 26, 2019 Mr. Chambers holds sole voting and dispositive powers to 139,354 shares.  Additionally, Mr. Chambers holds 27,500 options to purchase common stock.

Security Ownership of Directors and Executive Officers

The following table shows the securities owned by each director and director nominee, the Named Executive Officers as defined below, and by all of the current executive officers and directors as a group as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)		Percent of Class(1)
Rodd E. Friedman	332,227	(2)	11.6%
Andrei Soran	183,924	(3)	6.4%
Jason R. Chambers	166,854	(4)	5.8%
Derek T. Welch	36,476	(5)	1.3%
Robert A. Mello	30,988	(6)	1.1%
Marco F. Benedetti	19,600	(6)	*%
William J. Laursen	—		*%
All Executive Officers and Directors as a Group (7 Persons)	770,069	(7)	26.1%

*Less than 1%

(1)

Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned by each person named as beneficial owner and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.  In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options and warrants to purchase common stock that are held by that person, and which are exercisable within 60 days, have been exercised.  The address of all persons listed above is c/o Micron Solutions, Inc., 25 Sawyer Passway, Fitchburg, MA 01420.

(2)

Rodd E. Friedman, the managing partner and majority owner of REF Securities, has sole voting and dispositive power over 332,227 shares of common stock including the 296,986 held in the name of REF Securities.

(3)

Of the 183,924 shares, 68,100 shares are held by MLPFS Cust FBO Andrei Soran IRA, a self-directed IRA and 115,824 shares are held in The Andrei Soran Trust, Andrei Soran Trustee, Ilana Soran, Trustee, November 15, 2013.  Mr. Soran holds sole voting and dispositive powers to all 183,924 shares.

(4)	Includes 27,500 shares issuable upon exercise of options.
(5)	Includes 34,666 shares issuable upon exercise of options.
(6)	Includes 7,500 shares issuable upon exercise of options.
(7)

Includes 77,166 shares of the Company's common stock that executive officers and directors have the right to acquire upon exercise of stock options and warrants that are currently exercisable or exercisable within 60 days of the Record Date.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information, as of December 31, 2018, with respect to our equity compensation plans:

Plan Category		Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	(1)	393,500	$4.89	31,631
Equity compensation plans not approved by security holders		—	—	—
Total		393,500	$4.89	31,631

(1)	2010 Equity Incentive Plan approved by stockholders at the 2010 annual meeting.

Section 16(a) Beneficial Ownership Reporting Requirements

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of any publicly traded class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the New York Stock Exchange.  Officers, directors, and greater-than-ten-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the executive officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2018 except that each of Messrs. Chambers, Mello, Soran and Benedetti had one Form 4 filing that was filed tardy, each with respect to one transaction.  Additionally, Mr. Soran has one Form 4 filing that was filed tardy, with respect to four transactions.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers

The current directors and executive officers of the Company are as follows:

Name	Age	Title
Jason R. Chambers	41	Chairman of the Board
William J. Laursen	49	President, Chief Executive Officer and Director
Marco F. Benedetti	59	Director
Rodd E. Friedman	53	Director
Robert A. Mello	65	Director
Andrei Soran	59	Director
Derek T. Welch	50	Chief Financial Officer, Treasurer and Secretary

Set forth below are descriptions of the backgrounds of the executive officers and directors of the Company and their principal occupations for the past five years.

Jason R. Chambers.  Mr. Chambers has served as a director of the Company since 2006.  He has served as Chairman of the Board since July 2016.  Mr. Chambers has served as President of Mountain Brook Water, a water bottling and distribution company, from 2002 to present, and from 2001 to present has served as a consultant assisting The Chambers Medical Foundation, a private foundation (the "Foundation"), in assessing medical grant applications. Mr. Chambers was appointed Trustee of the Foundation in 2011.  The Foundation beneficially owns approximately 10% of the Company’s outstanding common stock.  Mr. Chambers holds a Bachelor of Science degree from Vanderbilt University School of Engineering and a Masters of Business Administration degree from Owen Graduate School of Management, Vanderbilt University with a concentration in finance and marketing.  Mr. Chambers is also a Dana-Farber Cancer Institute Hematologic Oncology visiting committee member and a member of Vanderbilt’s School of Engineering Board of Visitors.

Mr. Chambers brings over 15 years of practical business and finance experience as the president of a growing enterprise along with knowledge of and relationships with the medical community through his non-profit activities.  His advanced degree in business administration and finance experience qualify him to serve on the Company's Audit Committee.

William J. Laursen.    Mr. Laursen has served as the Company’s President, Chief Executive Officer and Director since November 28, 2018.  He was formerly engaged from January 2012 to November 2018 as the Executive Vice President, Sales and Strategy of The Coghlin Companies, Inc., a privately held, time to market services company, offering engineering, prototyping and contract manufacturing of complex electro-mechanical and electro-optical devices and equipment for a variety of markets including military and medical devices.  From April 2003 until October 2009 Mr. Laursen served as President and BOA member for M2 America Corp. and engineering and manufacturing firm focused on Optical media manufacturing equipment. Since 2009, Mr. Laursen has also been a principal of MAKS, LLC, a project oriented company that provides strategic planning, business development and systems implementation.

Mr. Laursen brings over 25 years of experience focused on innovation in highly automated manufacturing environments in many industries such as medical devices, instrumentation, plastics, consumables and consumer products as well as experience in contract manufacturing.  His expertise in business development, sales and marketing, strategic development and operations make him well suited to serve as a member of the Board of Directors.  As the only management representative on the Company's Board, Mr. Laursen provides an insider's perspective to the Board about operations and strategy of the Company.

Marco F. Benedetti.  Mr. Benedetti has served as a director since July 2015.  Mr. Benedetti is currently Vice President for Business & Finance and Treasurer of Canisius College, a private college based in western New York with 4,000 full time students and a $100 million annual operating budget. Prior to joining Canisius College in 2013, Mr. Benedetti served nearly ten years at Greatbatch, Inc., a publicly-traded global manufacturer of components for medical devices for a variety of applications. He held a number of senior financial roles there, including Vice President of Finance - Financial Planning and Analysis, Investor Relations and Treasurer. Before that, Mr. Benedetti held senior finance positions at Ashton-Potter, U.S.A. LTD and International Imaging Materials, Inc. Mr. Benedetti is a certified public accountant and began his career at KPMG, LLP. He received a Masters of Business Administration and a Bachelor of Science in Business Administration from the State University of New York at Buffalo.

Mr. Benedetti brings over 30 years of financial and operational experience from medical device manufacturing, technology printing and public auditing. During that time, he built and led global operational, accounting and finance teams, directed strategic planning initiatives, analyzed and supported multiple acquisitions, identified growth and efficiency opportunities, and drove financial results.  His advanced degree in business administration, and finance experience, qualify him to serve as a member of the Company’s Audit Committee.

Rodd E. Friedman.  Mr. Friedman has served as a director of the Company since his appointment on July 21, 2017.  Mr. Friedman is the founder and managing member of REF Securities & Co. (“REF”), a private investment firm.  Mr. Friedman, through REF, has been principally engaged in investing in public and private equities and derivatives since 1991.   Prior to founding REF, Mr. Friedman was employed as an options trader at O’Connor and Associates, a market maker on the American Stock Exchange. Mr. Friedman received a Bachelor of Science in Finance from NYU Stern School of Business.

Mr. Friedman brings a background in finance with over 25 years of experience investing in private and publicly traded companies, including conducting due diligence, analyzing financial statements and assessing strategic options, which qualify him to serve as a director of the Company.

Robert A. Mello. Mr. Mello has served as a director since April 2015. Mr. Mello has served as the Vice President and Chief Operating Officer of Advanced Instruments, Inc., a leading supplier of instrumentation for clinical, pharmaceutical, biotechnology and microbiology laboratories around the world, since July 2013. From April 2000 to July 2013, Mr. Mello was employed as Corporate Vice President of IRIS International, Inc. and President of its IRIS Sample Processing division. Iris International is a leading provider of automated urinalysis instrumentation and bench top centrifuge products for use in major medical institutions, commercial laboratories, clinics, doctors' offices and research institutions. From 1988 to 2000, Mr. Mello was an operations executive with bioMerieux, which designs, manufactures and markets medical instruments and consumables, including from 1996 to 2000 as its Vice President of Operations at their Boston Immunodiagnostics facility and Vice President of Disposables Manufacturing-Clinical Microbiology. Prior to joining bioMerieux, Mr. Mello served as Vice President of Operations for Medical & Scientific Designs, Inc., an in-vitro diagnostics company where he was on the founding team in 1983 and as a Senior Technical Support Engineer at Ortho Diagnostics, Inc., a division of Johnson & Johnson. Mr. Mello is affiliated with the Diagnostics Marketing Association (DXMA), American Management Association (AMA), American Production and Inventory Control Society (APICS), and is certified in Production and Inventory Management (CPIM). He received his Management, B.S. degree from Lesley University, and his Electrical Engineering, ASEE degree from Bristol College.

Mr. Mello brings over 35 years of experience in startup and turn around operations for both small entrepreneurial companies and large public corporations in the medical diagnostics industry including instrumentation and consumables. Throughout his career he has directed all aspects of R&D, marketing, sales, manufacturing, engineering, QA/RA, materials, distribution, finance and facilities management. Mr. Mello has broad M&A experience from due diligence through deal negotiation to successful integration.

Andrei Soran.  Mr. Soran has served as a director of the Company since December 8, 2017.  Currently he serves as CEO of Trident USA Health, the largest provider of mobile diagnostic services in Post Acute Care. The company employs Physicians, Nurse Practitioners, Radiology Technicians, and Phlebotomists providing services at the sites where the patients reside.  He served as the CEO of Novaseek Research, Inc. (“Novaseek”), since August 2017.  Novaseek is a provider of cloud-based Clinical Data Network for Research (“CDNR”) services.  Before Novaseek, he served from July, 2016 to July, 2017 as the CEO and from April, 2016 to July, 2016 as the President and Chief Operating Officer of Verity Health Systems, a Redwood City, California multi-facility hospital, and healthcare network.  Mr. Soran previously served from July, 2014 to April, 2016 as COO and Executive VP at Tenet Healthcare Corporation’s (“Tenet”) Detroit Medical Center.  He also served from August, 2013 to June, 2014, as president of Tenet’s, Huron Valley-Sinai Hospital, DMC Surgery Hospital.  Prior to Tenet, from April, 2006 to June, 2013, Mr. Soran served as CEO of Framingham, Massachusetts based MetroWest Medical Center, a Vanguard Health Systems facility.  Vanguard was acquired by Tenet in 2013.  Mr. Soran holds a Bachelor degree in Physical Therapy from Tel Aviv University in Israel and a Master’s degree in Business Administration and Management from Boston University-Metropolitan College.

Mr. Soran brings over 20 years of experience in hospital operations, strategy and long-term planning, with the medical and medical device community, as well as in corporate financial and operational restructuring and private equity, making him well suited to serve as a director of the Company.

Derek T. Welch.  Mr. Welch has served as the Company’s Chief Financial Officer since January 2015.  Mr. Welch was engaged as Corporate Controller of the Company in January 2013 and appointed Secretary of the Company in March 2013. Mr. Welch was appointed principal financial and accounting officer in September 2013 and was named Chief Financial Officer in January 2015. From September 2010 to December 2012, Mr. Welch served as Assistant Corporate Controller for Alere, Inc., a provider of point-of-care diagnostic and monitoring devices. From February 2007 to September 2010, Mr. Welch was the Assistant Controller of the medical services division of Fresenius Medical Care, a provider of kidney dialysis services. From May 2005 to February 2007, he served as Senior Accounting Manager at Cytyc Corporation (Hologic Inc.), a developer, manufacturer and supplier of diagnostic products, medical imaging systems and surgical products and from December 2002 to May 2005 he served as a Division Controller for Hannaford Supermarkets. Since 2016, he has served on the Board of Trustees of the Sizer School, a North Central Charter Essential School and as

a member of the Governance Committee.  Mr. Welch is a certified public accountant and earned his Bachelor’s Degree in Business Administration, with a concentration in accounting, from the University of New Hampshire.

Director Emeritus

E. P. Marinos.  Mr. Marinos served as a director of the Company from 1994 to December 2017 when he was appointed to the non-voting position of Director Emeritus.  He served as Chairman of the Board from 2001 to July 2015.  From 1995 until 1997, he was President and Chief Executive Officer of the Company.  Mr. Marinos was President and Chief Executive Officer of Midcoast Interstate Transmission, Inc. (MIT), an interstate pipeline company, from 1997 until 2001.  He also became Corporate Vice President of Administration for Midcoast Energy Resources, Inc. (MRS), MIT's parent company, and President and Chief Executive Officer of Kansas Pipeline Co. a subsidiary of MRS in 1999 and he held those positions until MRS was sold in 2001.   From 2009 to 2012, he served as a director of the Bay Area Houston Ballet & Theatre, a non-profit organization.  Mr. Marinos holds a B.S. in Business Administration with majors in Finance and Accounting from Wayne State University and is a member of the AICPA.

Paul F. Walter, M.D.  Dr. Walter has served as a director of the Company from its founding in 1982 until his retirement in November 2018 when he was appointed to the non-voting position of Director Emeritus.  He served as Chairman of the Board from July 2015 to July 2016.  Dr. Walter retired from his position as an electrophysiologist and Professor of Medicine at Emory University in 2010, where he served on the faculty since 1980. He specialized in cardiology and clinical electrophysiology.  Dr. Walter started the arrhythmia/electrophysiology service at Emory University in 1980.  He performed clinical research studies in signal averaged electrocardiography when this test was being developed in the 1980s.  He is a graduate of the University of Nebraska, College of Medicine with graduate studies at the University of Michigan.

Dr. Walter has over 35 years' experience on the Company’s Board and brings over 50 years of experience in the medical field and community, particularly as it relates to cardiology.  His experience on the faculty of Emory University and in-depth knowledge and experience as a physician, uniquely position him to provide valuable insights into innovative products in the medical field as well as markets for such products.

CORPORATE GOVERNANCE

The Board of Directors

The Board of Directors oversees the business affairs of the Company and monitors the performance of management. Currently the number of seats on the Board is six.  The Company’s By-laws further provide that the Board of Directors be divided in three classes serving staggered three year terms with each class to be as nearly equal in number as possible.

Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2018.  There were nine formal Board meetings in person or by teleconference during 2018.  During 2018, all directors then in office attended at least 75% of the meetings of our Board and Board committees on which they served.  Independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Director Independence

The Company's common stock is listed on the NYSE American stock exchange. The Board considers the status of its members pursuant to the independence requirements set forth in the NYSE American Company Guide and applicable federal securities laws. Under these requirements, the Board undertakes a review at least annually of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and the Company and its affiliates, if any. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. The following current directors, Mr. Chambers, Mr. Benedetti, Mr. Friedman, Mr. Mello and Mr. Soran are each “independent” in each case as defined in the NYSE American Company Guide. The members of the Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act and NYSE American listing requirements. The Board bases these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee.  In the event the Chairman of the Board is also the Chief Executive Officer, or is otherwise not an independent director, the independent directors shall designate an independent director to serve as the Lead Director.  The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  The current structure is that of separate Chief Executive Officer and Chairman of the Board of Directors.  Mr. William J. Laursen serves as the Chief Executive Officer and President and is responsible for day-to-day leadership of the Company.  Mr. Jason R. Chambers has served as the Chairman of the Board since June 2, 2016.  The Board of Directors believes this is the most appropriate structure for the Company at this time as it recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.

The Board, either as a whole or through its committees, regularly discusses with management strategic and financial risks and exposures associated with the Company’s annual operating budget, their potential impact on the Company and the steps taken to manage them.  While the Board of Directors is ultimately responsible for risk oversight at the Company, the Board’s committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk.  In particular, the Audit Committee focuses on financial and enterprise risk exposures and discusses with management and the independent registered public accounting firm, the Company’s policies with respect to risk assessment and risk management, including risks related to financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies and credit and liquidity matters.  The Audit Committee also assists the Board of Directors in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements.  The Nominating and Corporate Governance Committee annually reviews the Company’s corporate governance guidelines and is responsible for succession planning.  Finally, the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs.

Attendance Policy

All Board members are strongly encouraged to attend each meeting of the Board and committees on which they serve and be prepared to discuss the business presented.  An attendance rate of at least 75% is the minimum acceptable rate of attendance at Board and committee meetings.  A Board member’s record of attendance will be considered with respect to recommendation of the renewal of a Board term or future assignment to a committee.  Directors are strongly encouraged to attend annual meetings. One director then in office attended last year's annual meeting of stockholders.

Committees of the Board of Directors

The Board of Directors has established the following standing committees, namely, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee.  The Audit Committee is presently composed of three members of the Board: Mr. Marco F. Benedetti (Chairman) Mr. Robert A. Mello and Mr. Jason R. Chambers. The Audit Committee assists the Board of Directors in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes.  The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm.  During fiscal year 2018, the Audit Committee held four meetings. The Board of Directors has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the NYSE American. The Company’s Board of Directors has determined that the Audit Committee has two members, each independent, who qualify as an “audit committee financial expert,” as defined by the rules adopted by the SEC, namely, Mr. Benedetti and Mr. Mello.  The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee.  The current Audit Committee Charter is available on the Company’s web site, namely, http://www.micronsolutionsinc.com/investor-relations/corporate-governance/.

Compensation Committee.  The Compensation Committee is presently composed of three members of the Board: Mr. Robert A. Mello (Chairman), Mr. Andrei Soran and Mr. Rodd E. Friedman. The principal functions of the Compensation Committee are to evaluate the performance of the Company’s senior executives, to consider the design and competitiveness of the Company’s compensation plans, to review and recommend senior executive compensation and to administer the Company’s equity-based compensation plans.  The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. During the fiscal year 2018, the Compensation Committee held three meetings in 2018. The Board of Directors has determined that each of the members of the Compensation Committee meets the criteria for independence under the applicable listing standards of the NYSE American. The current Compensation Committee Charter is available on the Company’s web site, namely, http://www.micronsolutionsinc.com/investor-relations/corporate-governance/.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee is presently composed of three members of the Board:  Mr. Jason R. Chambers (Chairman), Mr. Marco F. Benedetti and Mr. Rodd E. Friedman.  The Nominating and Corporate Governance Committee assists the Board in identifying individuals qualified to be directors, oversees the composition, structure and evaluation of the Board and its committees, and develops and maintains a set of corporate governance guidelines.  The Nominating and Corporate Governance Committee reviews these guidelines regularly and recommends changes as necessary or appropriate.  During the fiscal year 2018, the Nominating and Corporate Governance Committee held two meetings. The Board of Directors has determined that each of the members of the Committee meets the criteria for independence under the applicable listing standards of the NYSE American. The current Nominating and Corporate Governance Committee Charter is available on the Company’s web site, http://www.micronsolutionsinc.com/investor-relations/corporate-governance/.

Nominees to the Board of Directors

Mr. Marco F. Benedetti and Mr. William J. Laursen, are the Board of Director’s nominees for re-election as Class III directors to the Board of Directors.  See “Information about Directors and Executive Officers” above for information relative to their respective business experience.

The Company’s Nominating and Corporate Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below.  Although the Board does not have a formal diversity policy, the Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors.  These factors focus on skills, expertise or background and may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

In accordance with the Company’s By-laws, for nominations by a stockholder to be properly brought before an annual meeting, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than 90 days nor earlier than the 120th day prior to the anniversary of the previous year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the later of the close of business ninety (90) days prior to the annual meeting or the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, which may include any public filing by the Company with the SEC, of the date of the annual meeting.  For nominations by a stockholder to be properly brought before a special meeting of stockholders called for the purpose of electing directors, the stockholder must have given written notice thereof, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, not later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the special meeting is first made by the Company.

The notice must set forth information with respect to the stockholder and nominee as specified in Section 3 of Article III of the Company's By-laws.

In addition to the provisions of Section 3 of Article III of the By-laws summarized above, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein.

The Nominating and Corporate Governance Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments.  The Committee will evaluate any director candidates recommended by security holders under the same process.  In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.

Communicating with the Board

The Board desires to foster open communications with its security holders regarding issues of a legitimate business purpose affecting the Company.  Each Board member is willing to accept correspondence.  Communications from stockholders should be in the form of written correspondence and sent via registered mail or overnight delivery to the Company’s corporate office, care of the Secretary.  Electronic submissions of security holder correspondence will not be accepted.  The correspondence shall include supporting documentation evidencing the security holder’s stock or other holdings in the Company.  The Secretary shall pass on any such communication, other than a solicitation for a product or service or a request for copies of reports filed with the SEC, to the appropriate Board member.  Any security holder correspondence addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.

Code of Conduct and Ethics

The Company has adopted a Code of Conduct and Ethics that applies to all its employees as well as its principal executive, financial and accounting officers.  The current Code can be found on the Company’s website at http://www.micronsolutionsinc.com/investor-relations/corporate-governance/.  The Company intends to satisfy the disclosure requirements regarding any amendments to or waivers from a provision of the Code that applies to its principal executive, financial and accounting officers by posting such information on its website at the address set forth above.

REPORT OF THE AUDIT COMMITTEE

The information contained in this Proxy Statement with respect to the Audit Committee Report, charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm that is engaged as the Company’s independent registered public accounting firm.  The Company’s management is responsible for the Company’s internal controls, disclosure controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

In the performance of the Audit Committee’s oversight function, we have reviewed and discussed with management the Company’s audited consolidated financial statements of the Company for the fiscal year ended December 31, 2018 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting.  We have also discussed with the Company’s independent registered public accounting firm the matters requiring discussion pursuant to Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) and as adopted by the Public Company Accounting Oversight Board in Rule 3200T and such other matters as we have deemed to be appropriate.  We have also discussed with the Company’s independent registered public accounting firm matters relating to its independence, and have received the written disclosures and letter from it required by the applicable requirements of the Public Company Accounting Oversight Board.

On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the SEC.

By the Members of the Audit Committee:
Mr. Marco F. Benedetti, Chairman
Mr. Robert A. Mello
Mr. Jason R. Chambers

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent registered public accounting firm.  Such policies and procedures provide that management and the independent registered public accounting firm shall jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each fiscal year.  In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis.  Management must provide a detailed description of each proposed service and the projected fees and costs (or a range of such fees and costs) for the service.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members, for audit and non-audit services to a subcommittee consisting of one or more members of the Audit Committee.  Any service pre-approved by a delegatee must be reported to the Audit Committee at the next scheduled meeting.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2018 and 2017, paid or accrued by the Company to or on behalf of those persons who were, during the fiscal year ended December 31, 2018, the Company's Chief Executive Officer, Chief Financial Officer and the Company's most highly compensated executive officers serving as such as of December 31, 2018 whose compensation was in excess of $100,000 (the “Named Executive Officers”).  The dollar amount of Option Awards reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. A more detailed discussion of the assumptions used in the valuation of option awards made in fiscal year 2018 may be found in Note 11 of the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William J. Laursen, President & CEO (1)	2018	19,385	12,500	—	87,876	(2)	—	—	—	119,760
Salvatore Emma, Jr., President & CEO (1)	2018	222,032	—	—	29,971	(3)	—	—	—	252,003
	2017	236,142	—	—	—		—	—	—	236,142
Derek T. Welch, Chief Financial Officer, Treasurer and Secretary	2018	159,212	—	—	19,633	(4)	—	—	—	178,845
	2017	161,962	—	—	—		—	—	—	161,962
(1)	Mr. William J. Laursen was appointed President and CEO effective November 29, 2018, replacing Mr. Salvatore Emma, Jr. in that position.
(2)	Amount reflects the grant date fair value of option awards the were approved by the Board of Directors on October 29, 2018, effective November 29, 2018, using a Black-Scholes value of $0.88 per share.
(3)

Amount reflects the aggregate grant date fair value of option awards for grants made on March 23, 2018, using a Black-Scholes value of $0.98 per share and for grants made on October 29, 2018 using a Black-Scholes value of $0.88 per share.

(4)	Amount reflects the grant date fair value of option awards that were made on March 23, 2018, using a Black-Scholes value of $0.98.

Employment Agreements

On October 29, 2018, the Company entered into an employment agreement with Mr. William Laursen pursuant to which Mr. Laursen will serve as the President and Chief Executive Officer of the Company and its wholly owned subsidiary commencing as of November 29, 2018.  Mr. Laursen’s employment agreement provides for an annualized salary of $280,000.  He may qualify for performance bonuses for an amount up to 50% of his base salary.  Upon entering the employment agreement, Mr. Laursen received a signing bonus of options to purchase 100,000 shares of the Company’s common stock, which options shall vest over a four year period, beginning with a 25% vest on the first anniversary of his start date. The vesting of the options also accelerate upon a change in control.  Mr. Laursen shall also receive a $10,000 cash bonus on or before December 31, 2018.  The agreement contains certain change in control provisions providing for payment of salary to Mr. Laursen for up to 18 months.  Mr. Laursen shall be subject to certain non-competition and non-solicitation restrictions.

On October 29, 2018, the Company entered into a new employment agreement, effective November 29, 2018, with Mr. Salvatore Emma, Jr. pursuant to which Mr. Emma would serve as the Company’s Chief Operating Officer.  The agreement replaced a prior agreement entered into in December 2016 pursuant to which Mr. Emma was employed as the Company’s President and Chief Executive Officer.  Mr. Emma’s employment agreement provided for an annualized salary of $200,000 and eligibility for a performance bonus under the Company’s Executive Incentive Plan.  He received options to purchase 5,000 shares of the Company’s common stock, which shares were subject to a one-year vesting period.

On February 8, 2019, Mr. Emma’s employment with the Company terminated.  On February 28, 2019, the Company and Mr. Emma, entered into an Agreement and Release which entitled Mr. Emma to a severance benefit, $1,187.50 per pay period over 24 months or an aggregate of $123,500.  The agreement also included a general release of claims by Mr. Emma and certain confidentiality, non-competition and non-solicitations and innovations provisions.

On December 28, 2016, the Board of Directors entered into an at-will employment agreement with Mr. Derek T. Welch, pursuant to which Mr. Welch will continue to be employed as the Chief Financial Officer and Secretary of the Company and its wholly-

owned subsidiary, Micron Products, Inc. commencing as of January 1, 2017 and continuing thereafter unless terminated by the Company with or without cause, pursuant to the terms of the agreement.  The agreement replaced a prior two-year agreement entered into in January 2015.  Pursuant to the agreement, Mr. Welch will be entitled to a base salary at the annualized rate of $170,000, shall be eligible for compensation under the Executive Incentive Plan adopted in 2016 and to participate in the Company’s other benefit plans.  The agreement contains certain change in control provisions providing for payment equivalent to two years of base salary at the rate then in effect and confidentiality, non-compete and non-solicitation restrictions.

Executive Incentive Plan

On November 30, 2016, the Board of Directors, based on the recommendation of the Compensation Committee, approved an Executive Incentive Plan (the “EIP”).  The EIP established cash and equity incentive awards that may be earned by executives approved for participation in the EIP, including the Named Executive Officers of the Company (each, an “Executive”), based on the Company’s achievement of certain corporate performance metrics during the Company’s fiscal year.  Any bonuses will be paid, if at all, from a bonus pool consisting of 10% of the Company’s net income before bonus, excluding certain extraordinary items in accordance with the budget approved by the Board.  The payout of the bonus pool shall be measured 90% on net income and the remaining 10% will be determined by the Board in its discretion.  In order for the pool to be funded, actual revenue must equal or exceed 90% of budgeted revenue.  Funding of the pool is scaled relative to the extent of achievement of the plan as follows:

% Plan Achievement	% Target Amount Funded
<90%	0%
>90% but <100%	90%
100%	100%
105%	110%
110%	120%
115%	130%
120%	140%
125%	150%
>125%	150%

Bonuses will be established for each Executive based on position level and will be typically expressed as a percentage of the Executive’s annual base salary rate as of the last day of the applicable fiscal year.  Annual base salary does not include other forms of compensation (such as, without limitation, bonus payments, long-term incentives, overtime compensation, stock based compensation and other variable compensation).  Awards under the EIP may also be a specified fixed dollar amount.

Awards shall be comprised of cash and equity.  Awards, and the split between cash and equity, for other Executives shall be determined by the Compensation Committee.  Awards will be payable in the form of equity may take the form of stock options or restricted stock units at the discretion of the Executive, or other forms of stock based compensation in accordance with the Company’s 2010 Equity Incentive Plan.  Stock awards may also be in the form of stock grants at the sole discretion of the Board and in accordance with the 2010 Equity Incentive Plan.

The EIP also contains a long-term incentive plan (LTIP) to reward Executives for achievement of the Company’s strategic objectives that lead to maximization of shareholder value by continual growth of earnings per share (EPS).  EPS targets shall be determined annually by the Board.  In the event targeted EPS growth has been achieved, an equity award equal to one times the current year equity portion of the EIP, if awarded, or as otherwise determined by the Board shall be awarded in the form of stock-based compensation in accordance with the Company’s 2010 Equity Incentive Plan.

For the year ended December 31, 2018 no incentive awards were paid or are payable.

Outstanding Equity Awards at Fiscal Year End, December 31, 2018

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
William J. Laursen	—		100,000	(1)	—	3.50	10/29/2028	—	—	—	—

Salvatore Emma Jr.	10,000	(2)	—		—	9.86	5/19/2021	—	—	—	—
	4,000	(3)	—		—	5.73	6/3/2021	—	—	—	—
	12,000	(4)	—		—	2.58	4/2/2023	—	—	—	—
	9,000	(5)	6,000	(5)	—	7.74	1/20/2025	—	—	—	—
	16,666	(6)	8,334	(6)	—	4.02	11/30/2026	—	—	—	—
	—		25,000	(7)	—	3.81	3/23/2028	—	—	—	—
	—		5,000	(7)	—	3.50	10/29/2028	—	—	—	—

Derek T. Welch	10,000	(8)	—	(8)	—	3.67	12/15/2023	—	—	—	—
	6,000	(9)	4,000	(9)	—	7.74	1/20/2025	—	—	—	—
	10,000	(10)	5,000	(10)	—	4.02	11/30/2026	—	—	—	—
	—		20,000	(11)	—	3.81	3/23/2028	—	—	—	—

(1)	Exercisable as to 25,000 shares on November 29, 2019 and each anniversary until all 100,000 options are exercisable.
(2)

Exercisable as to 2,000 shares on May 19, 2012 and each anniversary until all 10,000 options are exercisable.  Mr. Emma’s employment with the Company subsequently ended February 8, 2019.  Pursuant to the 2010 Equity Incentive Plan, exercisable options will expire on May 8, 2019.

(3)

Exercisable as to 2,000 shares on June 3, 2012 and each anniversary until all 10,000 options are exercisable. In 2014, 6,000 options were exercised.  Mr. Emma’s employment with the Company subsequently ended February 8, 2019.  Pursuant to the 2010 Equity Incentive Plan, the remaining exercisable options will expire on May 8, 2019.

(4)

Exercisable as to 3,000 shares on April 1, 2014 and each anniversary until all 15,000 options are exercisable. In 2014, 3,000 options were exercised.  Mr. Emma’s employment with the Company subsequently ended February 8, 2019.  Pursuant to the 2010 Equity Incentive Plan, the remaining exercisable options will expire on May 8, 2019.

(5)

Exercisable as to 3,000 shares on January 20, 2016 and each anniversary until all 15,000 options are exercisable.  Mr. Emma’s employment with the Company subsequently ended February 8, 2019.  Pursuant to the 2010 Equity Incentive Plan, unexercisable shares were forfeited upon termination.  The exercisable options will expire on May 8, 2019.

(6)

Exercisable as to 8,333 shares on November 30, 2017 and each anniversary until all 25,000 options are exercisable.  Mr. Emma’s employment with the Company subsequently ended February 8, 2019.  Pursuant to the 2010 Equity Incentive Plan, unexercisable shares were forfeited upon termination.  The exercisable options will expire on May 8, 2019.

(7)	Mr. Emma’s employment with the Company subsequently ended February 8, 2019. Pursuant to the 2010 Equity Incentive Plan, unexercisable shares were forfeited upon termination.
(8)	Exercisable as to 2,000 shares on December 15, 2014 and each anniversary until all 10,000 options are exercisable.
(9)	Exercisable as to 2,000 shares on January 20, 2016 and each anniversary until all 10,000 options are exercisable.
(10)	Exercisable as to 5,000 shares on November 30, 2017 and each anniversary until all 15,000 options are exercisable.
(11)	Exercisable as to 6,667 shares on March 23, 2019 and each anniversary until all 20,000 options are exercisable.

Employee Benefit Plans

The Company sponsors an Employee Savings and Investment Plan under Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company.  Employees can contribute up to 90% of their eligible compensation to the maximum allowable by the IRS.  The Company’s matching contributions are at the discretion of the Company.  The Company’s matching contributions in 2018 and 2017 were $39,039 and $42,215, respectively.

Equity Incentive Plan

On March 25, 2019, the Company’s Board of Directors adopted the 2019 Equity Incentive Plan (the “2019 Plan”) upon the recommendation of the Compensation Committee which is expected to be approved by the stockholders at the 2019 Annual Meeting.  The 2019 Plan authorizes the issuance of an aggregate of 500,000 shares.  All non-issued shares of the 2010 Equity Incentive Plan will expire upon the adoption of the 2019 Plan.  The 2019 Plan provides the Company flexibility to award a mix of stock options, equity incentive grants, performance awards and other types of stock-based compensation.

 Director Compensation

For fiscal year 2018 each non-employee director was entitled to receive annual compensation of $30,000 in either cash or the cash equivalent in shares of the Company’s common stock or a combination thereof.  Additionally, the Chairman of the Board received a pro rata portion of an additional $5,000 and the chairman of the audit committee received a pro rata portion of an additional $4,000. Directors who are full time employees receive no compensation for serving as directors.  Our non-employee directors who were serving in such capacity in 2018 received the following fees for the year ended December 31, 2018:

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Jason R. Chambers	17,500		17,500	—	—	—	—	35,000
Marco F. Benedetti	17,000		17,000	—	—	—	—	34,000
Rodd E. Friedman	—	(4)	—	—	—	—	—	—
Robert A. Mello	15,000		15,000	—	—	—	—	30,000
Andrei Soran	15,000		15,000	—	—	—	—	30,000
Paul F. Walter, M.D.	16,414		11,250	—	—	—	—	27,664

(1)	Includes amounts earned from the annual retainer and chairperson fees, prorated for partial year service as appropriate.
(2)

Represents the aggregate grant date fair value computed in accordance with ASC Topic 718 for awards of stock granted under our 2010 Equity Incentive Plan during 2018.  We calculated the estimated fair value of the stock awards using the closing price per share of our common stock on the grant date.

(3)

No stock options were awarded to non-employee Directors in 2018.  As of December 31, 2018, each Director held the following number of outstanding options to purchase the Company’s common stock:  Mr. Chambers held 27,500 options; Mr. Benedetti held 7,500 options; Mr. Friedman did not hold any options; Mr. Mello held 7,500 options and Mr. Soran did not hold any options.

(4)	Mr. Friedman irrevocably waived his right to director fees for services in 2018.

Compensation Committee Procedures

The following information relating to the Compensation Committee is not soliciting material and as such is not deemed filed with the SEC nor incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

The Compensation Committee is responsible for establishing and reviewing the Company’s executive compensation policies, advising the full Board of Directors on all compensation matters and administering the Company’s equity based compensation plans including the proposed 2019 Equity Incentive Plan (“2019 Plan”), the 2010 Equity Incentive Plan (“2010 Plan”) and the Executive Incentive Plan (“EIP”).

The Compensation Committee works with management to develop relationships between pay levels, financial performance and returns to stockholders, in order to align our compensation structure with our organizational objectives.  By tying compensation in part to particular goals, the Compensation Committee believes that a performance-oriented environment is created for the Company’s executives.  All decisions of the Committee relating to compensation of the President and Chief Executive Officer and the Chief Financial Officer are reviewed and approved by the non-employee Directors.

The Company's executive compensation policies are designed to foster the Company's business goals of achieving profitable growth and premium returns to stockholders.  The principal objectives of these policies are as follows: (1) to attract, motivate and retain executives of outstanding ability and character; (2) to provide rewards based on each person’s individual performance and  the Company’s overall financial performance and growth during the prior year by placing a portion of compensation at risk; and (3) to align the interests of executives and stockholders through long-term, equity-based incentives and programs to encourage and reward stock ownership.

Compensation for the Company’s Named Executive Officers consists of three major components: base salary; annual cash bonus and equity awards which are determined based on individual performance and the Company's performance as outlined in the Company’s EIP; and long-term equity based incentive awards, typically in the form of stock options. In October 2018, the Company entered into employment agreements with Mr. William J. Laursen to serve as President and CEO and Mr. Salvatore Emma, Jr., to serve as Chief Operating Officer of the Company.  Previously, the Company entered into employment agreements in December 2016, replacing employment agreements entered into in January 2015, with the Company's CEO and Chief Financial Officer, respectively. Each of the prior and new agreements provides that the executive officer shall be eligible to participate in the EIP adopted in November

2016 based on the Company’s achievement of certain corporate performance metrics during the fiscal year.  See "Employment Agreements" and “Executive Incentive Plan” above.

The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions since the beginning of the last fiscal year required to be reported pursuant to Item 404 of Regulation S-K.

AUDIT FEES SUMMARY

Fees billed by Wolf & Company, P.C. (“Wolf”) for services rendered in connection with the fiscal year ended December 31, 2018 and 2017 are set forth below. All fees earned by Wolf were pre-approved by the Audit Committee.

	2018	2017
Audit fees	$159,000	$153,000
Audit-related fees	5,700	—
Tax fees	—	—
All other fees	—	—

Audit Fees

Audit fees billed by Wolf for 2018 consist of fees for the audit of the Company’s financial statements for the fiscal year ended December 31, 2018, and the review of the interim financial statements in the Company’s quarterly reports for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018. Audit fees billed by Wolf for 2017 consist of fees for the audit of the Company’s financial statements for the fiscal year ended December 31, 2017, and the review of the interim financial statements in the Company’s quarterly report for the quarters ended March 31, 2017, June 30, 2017and September 30, 2017.

Audit-Related Fees

Audit-related fees billed by Wolf for 2018 were for audit procedures related to the Company’s implementation of new revenue recognition requirements as further outlined in the Annual Report of Form 10-K filed with the Commission on March 19, 2019.  There were no audit-related fees billed by Wolf for 2017.

Tax Fees

There were no tax fees billed by Wolf in 2018 or 2017.

All Other Fees

There were no other fees billed by Wolf for 2018 or 2017.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL  1

ELECTION OF DIRECTORS

The Company’s By-laws provide that the number of directors shall be fixed from time to time by a vote of the majority of the Board of Directors.  The By-laws further provide that the Board of Directors be divided into three classes (Class I, Class II and Class III) serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Board of Directors currently consists of six members, namely, Mr. Jason R. Chambers and Mr. Robert A. Mello (Class I with terms expiring at the 2020 Annual Meeting); Mr. Rodd E. Friedman and Mr. Andrei Soran (Class II with terms expiring at the 2021 Annual Meeting) and Mr. Marco F. Benedetti and Mr. William J. Laursen (Class III with terms expiring at the 2022 Annual Meeting).

Effective November 29, 2018, Mr. William J. Laursen was appointed to serve as the Company’s President and CEO and was appointed to the Board of Directors as a Class III director.  Mr. Salvatore Emma, Jr., the Company’s former President, CEO and director, resigned as a Class II director as of November 29, 2018 upon his appointment as Chief Operating Officer of the Company.  Dr. Paul F. Walter, who had served as a Class III director, retired and was appointed Director Emeritus as of November 29, 2018.  The remaining directors are expected to continue to serve in their positions for the remainder of their terms. Biographical information concerning Mr. Benedetti and Mr. Laursen, as well as the other Company directors, can be found under “Information About Directors and Executive Officers” above.

The Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee, has concluded that the nomination and re-election of Mr. Marco F. Benedetti and election of Mr. William J. Laursen as Class III directors is in the best interests of the Company and recommends stockholder approval of the re-election of such persons, each for a three-year term (expiring at the 2022 Annual Meeting) and until their respective successors have been duly elected and shall qualify.

Each of the nominees has consented to being named in this Proxy Statement and to serve his respective term if elected.  If a nominee should for any reason become unavailable for election, the Board may nominate a substitute nominee. If you have submitted a proxy and a substitute nominee is selected, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute nominee designated by the Board of Directors. Alternatively, if the Board does not select a substitute nominee, the proxy may vote only for the remaining nominees, leaving a vacancy on the Board that may be filled at a later date by the Board in accordance with the By-laws of the Company. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.

The persons named in the proxy will vote FOR each such nominee, except where authority has been withheld as to the nominee.

Recommendation and Vote

The election of directors shall be determined by a plurality of the votes cast by the stockholders.

The Board of Directors recommends that stockholders vote FOR the nominees for re-election to the Board of Directors of the Company.

PROPOSAL  2

APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is providing stockholders with the opportunity to cast an advisory (non-binding) vote on compensation programs for our Named Executive Officers (sometimes referred to as "say-on-pay"). The Company has conducted say-on-pay votes on an annual basis since 2013 and are requesting, in Proposal 3, that stockholders approve say-on-pay every two years.  Accordingly, you may vote on the following resolution at the Annual Meeting:

“Resolved, that the compensation for the Company's Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables in this Proxy Statement, is hereby approved.”

This vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

Recommendation and Vote

The approval of the executive compensation programs for the Named Executive Officers requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board of Directors unanimously recommends a vote FOR approval of the compensation of the Company's Named Executive Officers as disclosed in this Proxy Statement.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY

OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Act and the regulations of the SEC require for smaller reporting companies, such as the Company, that not less frequently than once every six years thereafter the Company must include a separate resolution subject to stockholder vote to determine whether the non-binding stockholder vote on executive compensation that is the subject of Proposal 2 should occur every one, two or three years.

The Board of Directors welcomes the views of stockholders on executive compensation matters. The Board of Directors, however, does not believe that, as a smaller reporting company, it is necessary to have the non-binding vote on executive compensation occur every year although it has done so since 2013.   The Board believes that a vote once every two years will allow stockholders the time needed to properly assess the impact of changes made in the Company's executive compensation program in response to stockholder votes on executive compensation. The Board of Directors also notes that it incurs costs to have an additional item on the agenda. In the interests of saving costs, the Board recommends that the non-binding vote on executive compensation occur only once every two years.

As provided in the Dodd-Frank Act, this vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board, creating or implying any change to the fiduciary duties of the Board or any additional fiduciary duty by the Board or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.

Recommendation and Vote

In voting on the frequency of the non-binding say-on-pay resolution, stockholders may vote to have the vote occur every one, two or three years or abstain from voting.  The option which receives a plurality of votes from stockholders will be deemed to be the option selected by stockholders.

The Board of Directors unanimously recommends that stockholders vote to have the non-binding vote on executive compensation occur every two years.

PROPOSAL 4

APPROVAL OF THE ADOPTION OF THE 2019 EQUITY INCENTIVE PLAN

General

On March 25, 2019, the Company’s Board of Directors adopted the Micron Solutions, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) upon the recommendation of the Compensation Committee and subject to stockholder approval at the Annual Meeting. The statements contained in this Proxy Statement concerning the terms and provisions of the 2019 Plan are summaries only and are qualified in their entirety by reference to the full text of the 2019 Plan, a copy of which is attached hereto as Appendix I.

The Board of Directors believes that the effective use of stock-based long-term incentive compensation is important to our ability to achieve continued strong performance in the future by aligning the interests of employees, non-employee board members, consultants and key advisors with the interests of the Company’s stockholders and to provide an opportunity for such persons to acquire and maintain a proprietary interest in the Company through stock ownership.  Accordingly, the Company is seeking stockholder approval of the 2019 Plan.

The 2019 Plan authorizes the issuance of an aggregate of 500,000 shares of our common stock.  The Company’s 2010 Plan, which expires in 2019, will continue to govern outstanding options but it is the Company’s intention that no further options will be granted under the 2010 Plan.  In the event the 2019 Plan is adopted by stockholders, we will therefore have one plan providing the Company flexibility to award a mix of stock options, equity incentive grants, performance awards and other types of stock-based compensation and under which an aggregate of 500,000 shares will be reserved for such grants.

Equity Compensation Plan Information

The following table provides information, as of December 31, 2018, with respect to our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c))
Equity compensation plans approved by security holders (1)	393,500	$4.89	31,631
Equity compensation plans not approved by security holders	--	--	--
Total	393,500	$4.89	31,631

(1)	2010 Equity Incentive Plan approved by stockholders at the 2010 annual meeting.

The 2019 Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).

The 2019 Plan will be administered by the Company’s Compensation Committee. The Compensation Committee shall recommend to the Board the participants who will receive awards under the 2019 Plan (each a “Participant”) and the type, size and terms of each award. The Compensation Committee will make such other determinations that it decides are necessary or desirable in the interpretation and administration of the 2019 Plan.

Shares Subject to the 2019 Plan

Pursuant to the 2019 Plan, the aggregate number of shares of common stock that may be issued is 500,000 shares, subject to adjustment to prevent the dilution of rights from stock dividends, stock splits, recapitalization or similar transactions.  Shares issued under the Plan may be authorized but unissued shares of common stock or reacquired shares of common stock, including shares purchased by the Company on the open market.

Awards under the 2019 Plan

Under the 2019 Plan, incentive stock options (“Incentive Stock Options”), as defined in Section 422 of the Code, as well as options which do not so qualify (“Nonqualified Stock Options”), stock units, stock awards, stock appreciation rights (“SARs”) and other stock-based awards may be awarded. Incentive Stock Options and Nonqualified Stock Options together are referred to herein as “Options.”

Options.  The duration of any Option shall be recommended by the Compensation Committee and determined by the Board; provided, however, that any Incentive Stock Option granted to a 10% or less stockholder or any Nonqualified Stock Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Stock Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted.  The price at which each share of common stock subject to an Option shall be recommended by the Compensation Committee and determined by the Board; provided, however, that the price for an Incentive Stock Option will be equal to, or greater than, the fair market value of a share of common stock on the date the Option is granted and further provided that Incentive Stock Options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of the common stock on the date of grant.

Stock Units.  Stock units may be granted to an employee, consultant or non-employee director, upon such terms and conditions deemed appropriate under the 2019 Plan. Each stock unit shall represent the right of the Participant to receive a share of common stock or an amount based on the value of a share of common stock.

Stock Awards.  Shares of common stock may be issued to an employee, consultant or non-employee director under a stock award, upon such terms and conditions as deemed appropriate under the 2019 Plan.  Shares of common stock issued pursuant to stock awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board.  The Board may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including restrictions based upon the achievement of specific performance goals.

SARs and Other Stock-Based Awards.  SARs may be granted to an employee, non‑employee director or consultant separately or in tandem with an Option. SARs may be granted in tandem either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option.  In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of common stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the common stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of common stock.  The stock appreciation for an SAR is the amount by which the fair market value of the underlying common stock on the date of exercise of the SAR exceeds the base amount of the SAR.  The Compensation Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of common stock, cash or a combination of the two.

Other awards may be granted that are based on or measured by common stock to employees, consultants and non-employee directors, on such terms and conditions as the Board deems appropriate.  Other stock-based awards may be granted subject to achievement of performance goals or other conditions and may be payable in common stock or cash, or in a combination of the two.  The Plan will be unfunded as to amounts which may be awarded or paid in cash and the Company will not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grants under this Plan.

Qualified Performance-Based Compensation. Stock units, stock awards, SARs or other stock-based awards granted to an employee may be determined to be “qualified performance-based compensation” under Section 162(m) of the Code.

Termination of Employment

If the employment or service of a Participant is terminated for cause, as defined in the 2019 Plan, the Options of such Participant, both accrued and future, then held shall terminate immediately.  If the employment or service of the Participant is terminated by either the Participant or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Options of such Participant then outstanding shall be exercisable by such Participant at any time prior to the expiration of the Options or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination.  In the case of a Participant who becomes disabled, as defined by Section 22(e)(3) of the Code, the rights of such Participant under any then outstanding Options shall be exercisable by such Participant at any time prior to the expiration of the Options or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the event of the death of a Participant, the rights of such Participant under any then outstanding Options shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Options or within one year after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options, if any, at the date of death. If a person or estate acquires the right to exercise an award under the 2019 Plan by bequest or inheritance, the Company may require reasonable evidence as to the ownership of such award and may require such consents and releases of taxing authorities as the Company may deem advisable.

Change in Control

In the event of a “Change of Control”, the Company may take any one or more of the following actions with respect to any or all outstanding grants, without the consent of any Participant:

(i) determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change of Control or at such other time or subject to specific conditions as the Compensation Committee determines;

(ii) require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company stock as determined by the Compensation Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company stock subject to the Participant’s unexercised Options and SARs exceeds the exercise price, if any, and on such terms as the Compensation Committee determines;

(iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Compensation Committee deems appropriate;

(iv) determine that Participants holding stock units or other stock-based awards shall receive one or more payments in settlement of such stock units or other stock-based awards, in such amount and form and on such terms as may be determined by the Compensation Committee; or

(v) determine that grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Company may specify.

“Change of Control” shall be deemed to have occurred in the event of:

•

A merger, consolidation, liquidation or reorganization of the Company into or with another company or other legal person, after which merger, consolidation, liquidation or reorganization the capital stock of the Company outstanding prior to consummation of the transaction is not converted into or exchanged for or does not represent more than 50% of the aggregate voting power of the surviving or resulting entity;

•

The direct or indirect acquisition by any person (as the term “person” is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of more than fifty percent (50%) of the voting capital stock of the Company, in a single or series of related transactions; or

•

The sale, exchange, or transfer of all or substantially all of the Company’s assets (other than a sale, exchange or transfer to one or more entities where the stockholders of the Company immediately before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the entity or entities to which the assets were transferred).

Federal Tax Consequences

The federal income tax discussion set forth below is intended for general information only.  State and local income tax consequences are not discussed and may vary from locality to locality.  The federal income tax consequences arising with respect to awards granted under the 2019 Plan will depend on the type of the award.  The following provides only a general description of the application of federal income tax laws to certain awards under the 2019 Plan and is subject to future changes in the law, possibly with retroactive effect.

Incentive Stock Options. A Participant is not taxed at the time an Incentive Stock Option is granted, but may be subject to alternative minimum tax.  The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of the Company or its subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the Participant satisfies both the employment rule and the holding rule, for regular tax purposes the Participant will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time.  The difference between the Option exercise price and the amount realized upon disposition of the shares by the Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant’s death.  If the Participant meets the employment rule but fails to observe the holding rule, a disqualifying disposition, the Participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the Option exercise price.  Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised).  If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the Option exercise price.  In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the Participant.

Nonqualified Stock Options.  Under present regulations, a Participant who is granted a Nonqualified Stock Option will not realize taxable income at the time the Option is granted.  In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option exercise price, and the Company will receive a corresponding deduction.  Income tax withholding requirements apply upon exercise.  The Participant’s basis in the shares so acquired will be equal to the Option exercise price plus the amount of ordinary income upon which the Participant is taxed.  Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

Different consequences will apply for a Participant subject to the alternative minimum tax.  With respect to both nonqualified stock options and incentive stock options, special rules apply if a Participant uses shares of common stock already held by the Participant to pay the exercise price.

Stock Appreciation Rights.  A Participant generally will not recognize income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature.  Upon the exercise of an SAR, a Participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards.  Upon receipt of an unrestricted stock award, a Participant generally will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid by the Participant with respect to the shares.

Restricted Stock Awards.  Upon receipt of a restricted stock award, a Participant generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares.  Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, a Participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt.  This election is made under Section 83(b) of the Code. In general, a Section 83(b) election is made by filing a written notice with the Internal Revenue Service within 30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

The tax treatment of a subsequent disposition of restricted stock will depend upon whether a Participant has made a timely and proper Section 83(b) election.  If a Participant makes a timely and proper Section 83(b) election, when the Participant sells the restricted shares, the Participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the Participant receives from the sale and the tax basis of the shares sold.  If no Section 83(b) election is made, any disposition after the restriction lapses generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the Participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the amount, if any, the Participant paid for the shares plus the amount of taxable ordinary income recognized either at the time the restrictions lapsed or at the time of the Section 83(b) election, if an election was made.  If a Participant has to forfeit the shares to us (e.g., upon the Participant’s termination prior to expiration of the restriction period), the Participant may not claim a deduction for the amount of compensation income recognized as a result of making the Section 83(b) election, and the Participant generally will have a capital loss equal to the amount, if any, paid for the shares.

Restricted Stock Units.  A Participant generally will not recognize income at the time a stock unit is granted.  When any part of a stock unit is issued or paid, the Participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the then fair market value of any shares, cash or property the Participant receives.

Performance Shares and Performance Units.  A Participant generally will not recognize income upon the grant of performance shares or performance units. Upon the distribution of cash, shares or other property to the Participant pursuant to the terms of the performance shares or units, the Participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the Participant over any amount paid by the Participant with respect to the performance shares or units.

Tax Consequences to the Company.  In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a Participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Withholding.  The Company shall have the right to reduce the number of shares of common stock deliverable pursuant to the 2019 Plan by an amount which would have a fair market value equal to the amount of all federal, state or local taxes to be withheld, based on the tax rates then in effect or the tax rates that the Company reasonably believes will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to the 2019 Plan or otherwise.

New Plan Benefits

It is not possible to predict the individuals who will receive future awards under the 2019 Plan or the number of shares of common stock covered by any future award because such awards are wholly within the discretion of the Compensation Committee.  The last reported sales price of the common stock underlying the 2019 Plan on April 1, 2019 was $2.85.

Termination or Amendment of the 2019 Plan

The Board of Directors may at any time terminate the 2019 Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any grant shall theretofore have been granted, affect or impair the rights of such individual under such grant.  Pursuant to Section 422(b)(2) of the Code, no Incentive Stock Option may be granted pursuant to this Plan more than ten years from the date the 2019 Plan is adopted or the date the 2019 Plan is approved by the stockholders of the Company, whichever is earlier.

Stockholder Approval

To be approved, this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board recommends that stockholders vote FOR the proposal to approve the Company’s 2019 Equity Incentive Plan.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has engaged Wolf & Company, P.C. (“Wolf”) to serve as the Company's independent registered public accounting firm in connection with the audit for the fiscal year ended December 31, 2018 and the review of the Company's financial statements for the quarters ended March 31, 2019, June 30, 2019, and September 30, 2019. Wolf has served as the Company's registered public accounting firm since October 15, 2013.

Although ratification is not required, the Board is submitting the selection of Wolf to its stockholders for ratification as a matter of good corporate practice. If the selection is not ratified by stockholders, the Audit Committee will consider the results in connection with its selection of auditors for the balance of 2019. Notwithstanding the ratification of the selection, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the Company's best interest and the best interest of its stockholders.

The Audit Committee, prior to engaging Wolf, considered the qualifications of that firm, its reputation for integrity, competence in the fields of accounting and auditing and its independence.

The Company has been informed that neither Wolf nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.  The Company does not expect a representative of Wolf to be present at the Annual Meeting.

Recommendation and Vote

To be approved, the ratification of the appointment of Wolf requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereon.

The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.

PROPOSAL 6

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

General

If, at the Annual Meeting, the number of shares of common stock, present in person or by proxy, is insufficient to constitute a quorum or the number or shares of common stock voting in favor is insufficient to approve any of the proposals, management may determine to move to adjourn the Annual Meeting to a later date or dates, if necessary, in order to enable the Board of Directors to solicit additional proxies.  In that event, we will ask our stockholders to vote only upon the adjournment proposal and not the remaining proposals.

Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the Annual Meeting without a vote on the matter and seek to convince the holders of those shares to change their votes in favor of the proposals.

Generally, if the Annual Meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than announcement at the Annual Meeting of the place, date and time to which the meeting is adjourned.  However, the Company’s By-laws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.

Recommendation and Vote

To be approved, the adjournment requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter, whether or not a quorum is present.

The Board of Directors recommends that stockholders vote FOR the proposal to authorize the Board of Directors to adjourn the Annual Meeting of stockholders to allow time for the further solicitation of proxies.

ADDITIONAL INFORMATION

Stockholder Proposals and Submissions

A proposal by a stockholder intended for inclusion in our proxy materials for the 2020 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act must be received no later than December 14, 2019. This requirement is separate from the SEC’s other requirements that must be met to have a stockholder proposal included in the Company's proxy statement. In addition, this requirement is independent of certain other notice requirements of the Company's By-laws as described below. All stockholder proposals and notices should be submitted to the Company at 25 Sawyer Passway, Fitchburg, MA 01420 Attn: Corporate Secretary.

Stockholder proposals intended to be submitted at the 2020 annual meeting of stockholders outside the framework of Rule 14a-8 (including nominating persons for election as directors) must be received by the Company, in writing, at the above address no earlier than January 24, 2020 and no later than February 23, 2020 (subject to adjustment as described in the By-laws) to be considered timely under the advance notice provisions of the Company’s By-laws and in order to be considered for such inclusion.

A copy of the relevant By-law provisions containing the requirements for making stockholder proposals may be obtained by contacting the Company's Secretary at the executive offices of the Company.

No Incorporation by Reference

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.”  This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the filing.  Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Procedures,” specifically are not incorporated by reference into any other filings with the SEC.  In addition, this proxy statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

Householding of Proxy Statements

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual report or Notice of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or Notice of Internet Availability of Proxy Materials addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are our stockholders may “household” our proxy materials.  In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report or Notice of Internet Availability of Proxy Materials, please notify your broker and the Company's Secretary in writing at 25 Sawyer Passway, Fitchburg, MA 01420 or by telephone at (978) 345-5000.  You can also obtain a copy at www.CSTPROXY.COM/MICRONSOLUTIONSINC/2019. The Company will promptly deliver, without charge, an additional copy of any such proxy statement and annual report or Notice of Internet Availability upon request. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.

Other Proposed Action

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting.  If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.

By Order of the Board of Directors,
MICRON SOLUTIONS, INC.
/s/ Derek T. Welch
Derek T. Welch
Secretary

Fitchburg, Massachusetts

April 12, 2019

APPENDIX I

2019 EQUITY INCENTIVE PLAN

1. Purpose and Objectives

The Micron Solutions, Inc. 2019 Equity Incentive Plan (the “Plan”) is designed to align the interests of (i) designated employees of Micron Solutions, Inc. (the “Company”) and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company’s stockholders and to provide an opportunity for such persons to acquire and maintain a proprietary interest in the Company through stock ownership.  By extending the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders.  The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent.  The Plan shall become effective if and at the time it is approved by the shareholders of the Company.

2. Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

a. “Board” means the Company’s Board of Directors.

b. “Cause,” unless otherwise defined in the instrument evidencing an award or in a written employment, services or other agreement between the Participant and the Company, means dishonesty, fraud, serious or willful misconduct, violation of Company policies and procedures including the Code of Ethics, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Compensation Committee, whose determination shall be conclusive and binding.

c. “Change of Control” shall be deemed to have occurred if:

i. A merger, consolidation, liquidation or reorganization of the Company into or with another company or other legal person, after which merger, consolidation, liquidation or reorganization of the capital stock of the Company outstanding prior to consummation of the transaction is not converted into or exchanged for or does not represent more than 50% of the aggregate voting power of the surviving or resulting entity;

ii. The direct or indirect acquisition by any person (as the term “person” is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of more than fifty percent (50%) of the voting capital stock of the Company, in a single or series of related transactions; or

iii. The sale, exchange, or transfer of all or substantially all of the Company’s assets (other than a sale, exchange or transfer to one or more entities where the stockholders of the Company immediately before such sale, exchange or transfer retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the entity or entities to which the assets were transferred).

d. “Code” means the Internal Revenue Code of 1986, as amended.
e. “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan.
f. “Company” means Micron Solutions, Inc., any present or future subsidiary, and any successor corporation.
g. “Company Stock” means the common stock, $0.01 par value, of the Company.

h. “Consultant” means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer’s securities.

i. “Disability” means a Participant’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long‑term disability plan applicable to the Participant, or as otherwise determined by the Committee; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 7(c)(iii), the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code.

j. “Disqualifying Disposition” has the meaning set forth in Section
k. “Effective Date” of the Plan means the date upon which the Plan is adopted by the stockholders.
l. “Employee” means an employee of the Employer (including an officer or director who is also an employee).
m. “Employer” means the Company and its subsidiaries.
n. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
o. “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

p. “Fair Market Value” means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with the valuation methodology approved by the Committee.  In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded.
q. “Grant” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.
r. “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.
s. “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.
t. “Non-Employee Director” means a member of the Board who is not an employee of the Employer.
u. “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.
v. “Option” means an option to purchase shares of Company Stock, as described in Section 7.
w. “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than a Grant described in Sections 7, 8 or 9 of the Plan), as described in Section 10.
x. “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.

y. “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

z. “Performance Period” means the one or more periods of time [not less than one fiscal quarter in duration], as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

aa. “Performance Share Award” means any Award granted pursuant to Section 11 hereof.

bb. “Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

cc. “Plan” means this Micron Solutions, Inc. 2019 Equity Incentive Plan, as in effect from time to time.
dd. “SAR” means a stock appreciation right as described in Section 10.
ee. “Stock Award” means an award of Company Stock as described in Section 9.
ff. “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.
3. Administration

a. Committee.  The Plan shall be administered and interpreted by the Committee.  The Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform functions designated by the Committee, to the extent that such delegation is permitted under the Delaware General Corporation Law and other applicable laws.  Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, in order to ensure that transactions under the Plan are exempt under Rule 16b-3 or for any other reason; provided, however, that authority specifically reserved to the Board under the terms of the Plan, the Company’s Certificate of Incorporation or By-Laws, or applicable law shall be exercised by the Board and not by the Committee.

b. Committee Authority.  Except as otherwise provided herein or as required by law, the Committee shall have the authority to make recommendations to the Board as to (i) the Participants to whom Grants shall be made under the Plan, (ii) the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) amendment of the terms and conditions of any previously issued Grant, subject to the provisions of Section 17 below, and to deal with any other matters arising under the Plan.

c. Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable.  The interpretations of the Plan and all determinations made by the Committee and/or the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Committee and/or the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

d. Limitation of Liability.  Each member of the Committee or the Board shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan.  No member of the Committee or the Board, nor any officer or employee of the Company acting on behalf of the Committee or the Board, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee or the Board and any officer or employee of the Company acting on behalf of the Committee or the Board or members thereof shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

4. Grants

a. Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, and SARs or Other Stock-Based Awards as described in Section 10.  All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

b. All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant.  Grants under a particular Section of the Plan need not be uniform as among the Participants.

5. Shares Subject to the Plan
a. Shares Authorized. The aggregate number of shares of Company Stock that may be issued under the Plan shall be, 500,000, subject to adjustment as described in subsection (d) below.

b. Source of Shares; Share Counting.  Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market.  If and to the extent Options and SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan.

c. Individual Limits.  In no event shall the aggregate fair market value (determined at the time the option is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock plans of the Company) exceed $100,000.

d. Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  Any adjustments determined by the Board shall be final, binding and conclusive.

6. Eligibility for Participation
a. Eligible Persons. All Employees, Consultants and Non-Employee Directors shall be eligible to participate in the Plan.

b. Selection of Participants.  The Committee shall recommend and the Board shall select the Employees, Consultants and Non-Employee Directors to receive Grants, and shall determine the type of Grant and the number of shares of Company Stock subject to each Grant.

7. Options

a. General Requirements. The Committee may recommend and the Board may grant Options to an Employee, Consultant or Non-Employee Director upon such terms and conditions as the Board deems appropriate under this Section 7.  The Committee shall recommend to the Board for its determination the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

b. Type of Option, Price and Term. The Committee may recommend and the Board may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code.  Nonqualified Stock Options may be granted to Employees, Consultants or Non‑Employee Directors.

i. The Exercise Price of Company Stock subject to an Option shall be determined by the Board; provided, however, that the Exercise Price for an Incentive Stock Option will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant.

ii. The Committee shall recommend to and the Board shall determine the term of each Option, which shall not exceed ten years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

iii. Options shall become exercisable in accordance with such terms and conditions as may be determined by the Board and specified in the Grant Agreement.  The Board upon the recommendation of the Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

iv. Options granted to persons who are non‑exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board upon the recommendation of the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

c. Termination of Employment or Service.  Unless otherwise specifically provided in the instrument evidencing an award or in a written employment, services or other agreement between the Participant and the Company, upon termination of employment or the services of a Participant, an Option may only be exercised as follows:

i. In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within three months after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board upon the recommendation of the Committee), but in any event no later than the date of expiration of the Option term. Any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

ii. In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer.  In addition, notwithstanding any other provisions of this Section 7, if the Board determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant’s termination of employment or service, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in forfeiture.

iii. In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Participant’s Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

iv. If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Board, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

d. Exercise of Options.  A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company.  The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve.  Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

e. Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8. Stock Units

a. General Requirements.  The Committee may recommend and the Board may grant Stock Units to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as it deems appropriate under this Section 8.  Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock.  All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.

b. Terms of Stock Units.  The Committee may recommend and the Board may grant Stock Units that are payable on terms and conditions determined by it, which may include payment based on achievement of performance goals.  Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee, provided that time based awards vest in installments over three (3) years and performance based awards vest over a period of at least one (1) year.  The Committee shall recommend and the Board shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

c. Payment With Respect to Stock Units.  Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.  The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.

d. Requirement of Employment or Service.  The Committee shall recommend and the Board shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.

9. Stock Awards

a. General Requirements. The Committee may recommend and the Board may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as it deems appropriate under this Section 9.  Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board.  The Committee may recommend and the Board may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.  The Committee shall recommend and the Board shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

b. Requirement of Employment or Service.  The Committee shall recommend and the Board shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.

c. Restrictions on Transfer.  While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares subject thereof except upon death as described in Section 14(a).  Each certificate for a share subject of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed.  The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

d. Right to Vote and to Receive Dividends.  The Committee shall recommend and the Board shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares subject of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period.

10. Stock Appreciation Rights and Other Stock-Based Awards
a. The Committee may recommend and the Board may grant SARs to an Employee, Non‑Employee Director or Consultant separately or in tandem with an Option. The following provisions are applicable to SARs:

i. Base Amount.  The base amount of the SAR shall be established at the time the SAR is granted.  The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

ii. Tandem SARs.  Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option.  In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period.  Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate.  Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

iii. Exercisability.  An SAR shall be exercisable during the period specified in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement.  SARs may be granted that are subject to achievement of performance goals or other conditions.  The Board may accelerate the exercisability of any or all outstanding SARs at any time for any reason.  SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 7(d).  A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

iv. Grants to Non‑Exempt Employees.  SARs granted to persons who are non‑exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

v. Value of SARs.  When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised.  The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (i).

vi. Form of Payment.  The Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two.  For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.  If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

b. Other Stock-Based Awards.  The Committee may recommend and the Board may grant other awards not specified in Sections 7, 8 or 9 above that are based on or measured by Company Stock to Employees, Consultants and Non-Employee Directors, on such terms and conditions as it deems appropriate.  Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.

11. Performance Shares

a. Performance Share Grant.  Each Performance Share Award granted under the Plan shall be evidence by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 11, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Grant Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Grant granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions, and restrictions of the Award.

b. Earning Performance Share Grant. The number of Performance Shares earned by a Participant will depend on the extent to which the Performance Goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

12. Deferrals

The Company may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant.  The Company shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

13. Withholding of Taxes

a. Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

b. Election to Withhold Shares.  If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Committee.

14. Transferability of Grants

a. Restrictions on Transfer.  Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution.  When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights.  Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

b. Transfer of Nonqualified Stock Options to or for Family Members.  Notwithstanding the foregoing, the Company may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Company may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

15. Consequences of a Change of Control

In the event of a Change of Control, the Company may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change of Control or at such other time or subject to specific conditions as the Committee recommends, (ii) require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as recommended by the Committee, in an amount equal to the amount by which the then air Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee recommends, (iv) with respect to Participants holding Stock Units or Other Stock-Based Awards, determine that such Participants shall receive one or more payments in settlement of such Stock Units or Other Stock-Based Awards, in such amount and form and on such terms as may be determined by the Committee, or (v) determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).  Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Company may specify.

16. Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Company.  The Company shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Company shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.  No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

17. Amendment and Termination of the Plan

a. Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.  No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 18(b) below.  Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

b. Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.  The termination of the Plan shall not impair the power and authority of the Board or the Committee with respect to an outstanding Grant.

18. Miscellaneous

a. Disqualifying Dispositions. Any Participant who shall made a “disposition” (as defined in Section 424 of the Code) of any portion of Common Stock acquired upon the exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon the exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

b. Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan.  Without limiting the foregoing, the Grant may be made to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation.  The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as recommended by the Committee and determined by the Board.

c. Compliance with Law.  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code.  To the extent that any legal requirement of section 16 of the Exchange Act or section 422 or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422 or 409A of the Code, that Plan provision shall cease to apply.  The Board may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.  The Committee may also adopt rules regarding the withholding of taxes on payments to Participants.  The Committee may, in its sole discretion, agree to limit its authority under this Section.

d. Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

e. Funding of the Plan; Limitation on Rights.  This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.  Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person.  No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company.  To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

f. Rights of Participants.  Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer nor shall it interfere in any way with the right of the Company or any subsidiary to terminate such person’s employment or service at any time.  Unless otherwise specified in the applicable Grant Agreement, an approved leave of absence shall not be considered a termination of employment or service for purposes of a Grant under the Plan

g. No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant.  The Company shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

h. Employees Subject to Taxation Outside the United States.  With respect to Participants who are subject to taxation in countries other than the United States, the Board may make Grants on such terms and conditions as the Committee recommends to comply with the laws of the applicable countries, and the Committee may adopt such procedures, or recommend the Board adopt such addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

i. Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

APPENDIX II

MICRON SOLUTIONS, INC.

This proxy is solicited by the Board of Directors

for the Annual Meeting of Stockholders to be held on

May 23, 2019

The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 12, 2019, and hereby appoints Mr. William J. Laursen and Ms. Ann Mangold, or either of them, proxies for the undersigned, with full power of substitution, to vote all of the undersigned's shares of common stock of Micron Solutions, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at the DoubleTree by Hilton, 99 Erdman Way, Leominster, Massachusetts on May 23, 2019 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1.	To re-elect two Class III directors to hold office for three years until the 2022 annual meeting and until their successors are duly elected and qualified.

☐	VOTE FOR ALL NOMINEES	or	☐	VOTE WITHHELD FOR THE NOMINEES
☐	VOTE FOR ALL NOMINEES except as noted below

Nominee Exceptions(s):

Mr. Marco F. Benedetti                   Mr. William J. Laursen

2.  To approve a non-binding advisory vote on executive compensation.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

3. To approve the advisory vote on the frequency of advisory votes on executive compensation.

☐	THREE YEARS	☐	TWO YEARS	☐	ONE YEAR	☐	ABSTAIN

4.	To approve the adoption of the 2019 Equity Incentive Plan.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

5.  To ratify the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

6.  Authorization to adjourn the Annual Meeting.

☐	VOTE FOR	☐	VOTE AGAINST	☐	ABSTAIN

7.  Other Matters

In their discretion, to vote with respect to any other matters that may come before the Annual Meeting or any adjournment thereof, including matters incident to its conduct.

Please sign and date on the reverse side.

The Board of Directors recommends a vote FOR the nominees and proposals above and if no specification is made, the shares will be voted for such nominees and proposals.

PLEASE SIGN AND DATE.
Dated _________________, 2019

Signature

Printed Name

Signature

Printed Name

(Joint Owners Should Each Sign, Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporate Officers Should Give Their Full Title.)

Signature should agree with name printed hereon.  If stock is held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE DATE, SIGN AND RETURN THIS PROXY

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES